Exhibit 99.2

Supplemental Financial Information
First Quarter 2013

Table of Contents		PRIMERICA, INC. Financial Supplement

	Page
Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income non-GAAP to GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, key statistics, and financial analysis	11

Investment portfolio	12-14

Five-year historical key statistics	15

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2012.

2 of 15

Preface	PRIMERICA, INC. Financial Supplement

FIRST QUARTER 2013

This document is a financial supplement to our first quarter 2013 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

•	Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”) and the impact of realized investment gains and losses.

•	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 15

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Mar 31, 2013
Condensed Balance Sheets
Assets:
Investments and cash	$2,157,582	$2,167,231	$2,016,842	$2,176,721	$2,068,752	$2,115,144
Due from reinsurers	3,855,318	3,895,162	3,903,028	3,993,603	4,005,194	4,005,539
Deferred policy acquisition costs	904,485	948,087	990,558	1,036,020	1,066,422	1,098,124
Other assets	525,836	522,123	540,010	597,465	579,393	599,840
Separate account assets	2,408,598	2,541,313	2,500,640	2,630,630	2,618,115	2,614,669
Total assets	$9,851,820	$10,073,917	$9,951,077	$10,434,439	$10,337,877	$10,433,316

Liabilities:
Future policy benefits	$4,614,860	$4,676,374	$4,723,359	$4,797,815	$4,850,488	$4,898,538
Other policy liabilities	589,542	606,793	593,956	595,382	606,310	614,892
Income taxes	81,316	88,503	82,755	96,408	114,611	122,925
Other liabilities	381,495	331,112	329,539	424,706	358,577	366,670
Notes payable	300,000	300,000	300,000	374,421	374,433	374,445
Payable under securities lending	149,358	142,507	143,963	177,666	139,927	133,325
Separate account liabilities	2,408,598	2,541,313	2,500,640	2,630,630	2,618,115	2,614,669
Total liabilities	8,525,169	8,686,602	8,674,211	9,097,028	9,062,461	9,125,463
Stockholders’ equity:
Common stock ($0.01 par value) (1)	649	653	599	597	564	567
Paid-in capital	835,232	842,613	693,717	691,885	602,269	609,100
Retained earnings	344,104	383,847	426,936	468,223	503,173	535,609
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	97,082	107,598	107,187	119,836	114,958	112,263
Net unrealized investment losses other-than-temporarily impaired	(1,665)	(1,981)	(2,031)	(1,364)	(1,035)	(1,045)
Cumulative translation adjustment	51,248	54,584	50,457	58,234	55,488	51,358
Total stockholders’ equity	1,326,650	1,387,314	1,276,866	1,337,411	1,275,416	1,307,853
Total liabilities and stockholders' equity	$9,851,820	$10,073,917	$9,951,077	$10,434,439	$10,337,877	$10,433,316

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,231,233	$1,281,697	$1,171,709	$1,218,939	$1,161,494	$1,196,634
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	97,082	107,598	107,187	119,836	114,958	112,263
Net unrealized investment losses other-than-temporarily impaired	(1,665)	(1,981)	(2,031)	(1,364)	(1,035)	(1,045)
Total reconciling items	95,417	105,617	105,156	118,472	113,923	111,219
Total stockholders’ equity	$1,326,650	$1,387,314	$1,276,866	$1,337,411	$1,275,416	$1,307,853

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$864,623	$904,485	$948,087	$990,558	$1,036,020	$1,066,422
General expenses deferred	7,754	7,003	7,492	7,234	6,869	6,631
Commission costs deferred	58,793	60,116	66,540	61,238	60,349	60,048
Amortization of deferred policy acquisition costs	(30,185)	(26,531)	(28,205)	(29,234)	(34,628)	(31,252)
Foreign currency impact and other, net	3,501	3,015	(3,356)	6,223	(2,187)	(3,726)
Balance, end of period	$904,485	$948,087	$990,558	$1,036,020	$1,066,422	$1,098,124

(1) Outstanding common shares exclude restricted stock units.

4 of 15

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except per-share data)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	65,133,035	61,530,879	60,059,741	57,415,577	56,598,327	(8,534,708)	-13.1%

Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$(2,911)	-7.0%
Less income attributable to unvested participating securities	(1,357)	(1,110)	(1,116)	(1,026)	(1,017)	340	25.0%
Net income used in computing basic EPS	$40,400	$45,069	$44,483	$39,244	$37,828	$(2,572)	-6.4%
Basic earnings per share	$0.62	$0.73	$0.74	$0.68	$0.67	$0.05	7.8%

Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$(3,060)	-7.2%
Less operating income attributable to unvested participating securities	(1,377)	(1,093)	(1,104)	(1,061)	(1,030)	347	25.2%
Net operating income used in computing basic operating EPS	$41,000	$44,362	$43,999	$40,542	$38,287	$(2,713)	-6.6%
Basic operating income per share	$0.63	$0.72	$0.73	$0.71	$0.68	$0.05	7.5%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	65,133,035	61,530,879	60,059,741	57,415,577	56,598,327	(8,534,708)	-13.1%
Dilutive impact of warrants and options	1,141,687	1,155,701	1,502,853	1,519,844	1,809,066	667,379	58.5%
Shares used to calculate diluted EPS	66,274,722	62,686,580	61,562,594	58,935,421	58,407,393	(7,867,329)	-11.9%

Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$(2,911)	-7.0%
Less income attributable to unvested participating securities	(1,335)	(1,092)	(1,092)	(1,004)	(991)	344	25.7%
Net income used in computing diluted EPS	$40,421	$45,088	$44,507	$39,266	$37,854	$(2,567)	-6.4%
Diluted earnings per share	$0.61	$0.72	$0.72	$0.67	$0.65	$0.04	6.3%

Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$(3,060)	-7.2%
Less operating income attributable to unvested participating securities	(1,355)	(1,074)	(1,080)	(1,037)	(1,003)	352	25.9%
Net operating income used in computing diluted operating EPS	$41,022	$44,381	$44,023	$40,566	$38,313	$(2,709)	-6.6%
Diluted operating income per share	$0.62	$0.71	$0.72	$0.69	$0.66	$0.04	6.0%

						YOY Q1
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,356,982	$1,332,090	$1,307,138	$1,306,413	$1,291,635	$(65,348)	-4.8%
Average adjusted stockholders' equity	$1,256,465	$1,226,703	$1,195,324	$1,190,216	$1,179,064	$(77,401)	-6.2%

Net income return on stockholders' equity	12.3%	13.9%	14.0%	12.3%	12.0%	-0.3%	nm
Net income return on adjusted stockholders' equity	13.3%	15.1%	15.3%	13.5%	13.2%	-0.1%	nm

Net operating income return on adjusted stockholders' equity	13.5%	14.8%	15.1%	14.0%	13.3%	-0.2%	nm

Capital Structure
Debt-to-capital (1)	17.8%	19.0%	21.9%	22.7%	22.3%	4.5%	nm

Cash and invested assets to stockholders' equity	1.6x	1.6x	1.6x	1.6x	1.6x	0.1x	nm
Cash and invested assets to adjusted stockholders' equity	1.7x	1.7x	1.8x	1.8x	1.8x	0.1x	nm

Share count, end of period (2)	65,303,547	59,868,486	59,722,559	56,373,795	56,682,195	(8,621,352)	-13.2%
Adjusted stockholders' equity per share	$19.63	$19.57	$20.41	$20.60	$21.11	$1.48	7.6%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2	A2	A2	A2	A2	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	nm	nm
A.M. Best	A+	A+	A+	A+	A+	nm	nm
Fitch	A+	A+	A+	A+	A+	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm
S&P	A-	A-	A-	A-	A-	nm	nm
A.M. Best	a-	a-	a-	a-	a-	nm	nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

5 of 15

Statements of Income	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$561,037	$570,073	$567,273	$569,591	$570,899	$9,862	1.8%
Ceded premiums	(418,163)	(415,814)	(414,992)	(414,783)	(410,604)	7,560	1.8%
Net premiums	142,874	154,259	152,282	154,808	160,295	17,422	12.2%
Net investment income	26,097	23,605	26,882	24,221	23,216	(2,881)	-11.0%
Commissions and fees:
Sales-based (1)	44,467	47,269	43,120	50,142	49,433	4,966	11.2%
Asset-based (2)	43,722	43,751	45,627	46,626	47,428	3,706	8.5%
Account-based (3)	9,373	9,494	9,826	9,817	9,454	81	0.9%
Other commissions and fees	6,343	6,248	5,764	6,188	5,674	(669)	-10.6%
Realized investment (losses) gains	2,132	4,320	3,872	1,058	2,286	154	7.2%
Other, net	11,594	11,581	11,715	11,642	10,660	(934)	-8.1%
Total revenues	286,601	300,525	299,087	304,501	308,445	21,844	7.6%
Benefits and expenses:
Benefits and claims	67,933	68,925	70,738	71,151	74,246	6,312	9.3%
Amortization of DAC	26,531	28,205	29,234	34,628	31,252	4,721	17.8%
Insurance commissions	8,496	6,457	6,684	5,916	6,066	(2,431)	-28.6%
Insurance expenses	22,444	24,589	23,744	25,764	27,052	4,608	20.5%
Sales commissions:
Sales-based (1)	31,600	33,285	30,521	34,508	35,403	3,803	12.0%
Asset-based (2)	14,745	15,031	15,557	16,157	16,637	1,892	12.8%
Other sales commissions	3,371	3,159	3,292	3,342	3,007	(364)	-10.8%
Interest expense	6,910	8,505	8,829	8,857	8,795	1,885	27.3%
Other operating expenses	41,104	40,447	39,933	43,233	45,754	4,651	11.3%
Total benefits and expenses	223,135	228,605	228,532	243,555	248,213	25,078	11.2%
Income before income taxes	63,466	71,921	70,556	60,946	60,232	(3,233)	-5.1%
Income taxes	21,709	25,741	24,956	20,675	21,387	(322)	-1.5%
Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$(2,911)	-7.0%

Income Before Income Taxes by Segment
Term Life	$44,283	$51,722	$48,579	$44,246	$45,779	$1,495	3.4%
Investment & Savings Products	28,869	29,444	31,608	31,194	26,371	(2,498)	-8.7%
Corporate & Other Distributed Products	(9,687)	(9,246)	(9,631)	(14,495)	(11,917)	(2,230)	-23.0%
Income before income taxes	$63,466	$71,921	$70,556	$60,946	$60,232	$(3,233)	-5.1%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

6 of 15

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	$ Change	% Change
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$284,469	$296,206	$295,215	$303,443	$306,159	$21,690	7.6%
Operating revenues reconciling items:
Realized investment gains/losses	2,132	4,320	3,872	1,058	2,286	nm	nm
Total operating revenues reconciling items	2,132	4,320	3,872	1,058	2,286	nm	nm
Total revenues	$286,601	$300,525	$299,087	$304,501	$308,445	$21,844	7.6%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$64,409	$70,793	$69,787	$62,962	$60,964	$(3,445)	-5.3%
Operating income before income taxes reconciling items:
Realized investment gains/losses	2,132	4,320	3,872	1,058	2,286	nm	nm
Initial & accelerated management / field grant expense	(3,075)	(3,192)	(3,104)	(3,074)	(3,018)	nm	nm
Total operating income before income taxes reconciling items	(943)	1,128	768	(2,016)	(731)	nm	nm
Income before income taxes	$63,466	$71,921	$70,556	$60,946	$60,232	$(3,233)	-5.1%

Reconciliation from Net Operating Income to Net Income
Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$(3,060)	-7.2%
Net operating income reconciling items:
Operating income before income taxes reconciling items	(943)	1,128	768	(2,016)	(731)	nm	nm
Tax impact of operating income reconciling items at effective tax rate	323	(404)	(272)	684	260	nm	nm
Total net operating income reconciling items	(621)	724	497	(1,332)	(472)	nm	nm
Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$(2,911)	-7.0%

7 of 15

Segment Operating Results	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$542,157	$550,329	$549,069	$551,725	$552,034	$9,877	1.8%
Ceded premiums	(414,559)	(412,038)	(411,240)	(411,786)	(407,854)	6,705	1.6%
Net premiums	127,598	138,292	137,829	139,939	144,180	16,582	13.0%
Allocated net investment income	16,659	16,685	18,396	17,282	17,233	573	3.4%
Other, net	7,547	7,753	7,788	7,268	6,984	(564)	-7.5%
Operating revenues	151,805	162,730	164,014	164,490	168,396	16,592	10.9%
Benefits and expenses:
Benefits and claims	57,509	59,984	60,733	61,120	65,547	8,038	14.0%
Amortization of DAC	23,933	22,547	27,645	30,147	27,865	3,931	16.4%
Insurance commissions	3,577	2,314	2,168	1,539	1,199	(2,378)	-66.5%
Insurance expenses	19,717	21,782	20,532	23,125	23,755	4,038	20.5%
Interest expense	2,785	4,380	4,357	4,313	4,252	1,467	52.7%
Operating benefits and expenses	107,521	111,008	115,435	120,244	122,618	15,097	14.0%
Operating income before income taxes	$44,283	$51,722	$48,579	$44,246	$45,779	$1,495	3.4%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$44,467	$47,269	$43,120	$50,142	$49,433	$4,966	11.2%
Asset-based	43,722	43,751	45,627	46,626	47,428	3,706	8.5%
Account-based	9,373	9,494	9,826	9,817	9,454	81	0.9%
Other, net	2,572	2,454	2,590	3,117	2,407	(165)	-6.4%
Operating revenues	100,133	102,967	101,163	109,701	108,721	8,588	8.6%
Benefits and expenses:
Amortization of DAC	3,223	2,881	1,411	3,442	2,892	(331)	-10.3%
Insurance commissions	2,149	2,252	2,323	2,347	2,274	125	5.8%
Sales commissions:
Sales-based	31,600	33,285	30,521	34,508	35,403	3,803	12.0%
Asset-based	14,745	15,031	15,557	16,157	16,637	1,892	12.8%
Other operating expenses	19,547	20,074	19,744	22,052	25,144	5,597	28.6%
Operating benefits and expenses	71,264	73,523	69,556	78,506	82,350	11,086	15.6%
Operating income before income taxes	$28,869	$29,444	$31,608	$31,194	$26,371	$(2,498)	-8.7%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$18,880	$19,744	$18,204	$17,866	$18,865	$(15)	-0.1%
Ceded premiums	(3,604)	(3,777)	(3,752)	(2,998)	(2,750)	854	23.7%
Net premiums	15,276	15,967	14,453	14,869	16,115	839	5.5%
Allocated net investment income	9,437	6,919	8,485	6,939	5,983	(3,454)	-36.6%
Commissions and fees:
Loans	913	627	438	400	293	(620	-67.9%
DebtWatchers	717	648	609	548	491	(226)	-31.5%
Prepaid Legal Services	2,289	2,266	2,364	2,318	2,254	(35)	-1.5%
Auto and Homeowners Insurance	1,689	1,836	1,271	1,791	1,685	(4)	-0.3%
Long-Term Care Insurance	724	650	746	765	627	(96)	-13.3%
Other sales commissions	12	222	334	367	323	312	nm
Other, net	1,475	1,373	1,337	1,257	1,270	(205)	-13.9%
Operating revenues	32,531	30,508	30,038	29,253	29,041	(3,490)	-10.7%
Benefits and expenses:
Benefits and claims	10,424	8,941	10,004	10,031	8,699	(1,725)	-16.5%
Amortization of DAC	(625)	2,778	178	1,040	496	1,121	nm
Insurance commissions	2,770	1,891	2,194	2,031	2,592	(178)	-6.4%
Insurance expenses	2,727	2,807	3,213	2,638	3,296	569	20.9%
Sales commissions	3,371	3,159	3,292	3,342	3,007	(364)	-10.8%
Interest expense	4,125	4,125	4,472	4,544	4,543	418	10.1%
Other operating expenses	18,482	17,181	17,085	18,106	17,593	(889)	-4.8%
Operating benefits and expenses	41,275	40,882	40,437	41,731	40,227	(1,048)	-2.5%
Operating income before income taxes	$(8,744)	$(10,374)	$(10,399)	$(12,478)	$(11,186)	$(2,442)	-27.9%

8 of 15

Term Life Insurance - Financial Results	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)						YOY Q1
Term Life Insurance Operating Income Before Income Taxes	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	$ Change	% Change
Revenues:
Direct premiums	$542,157	$550,329	$549,069	$551,725	$552,034	$9,877	1.8%
Ceded premiums	(414,559)	(412,038)	(411,240)	(411,786)	(407,854)	6,705	1.6%
Net premiums	127,598	138,292	137,829	139,939	144,180	16,582	13.0%
Allocated net investment income	16,659	16,685	18,396	17,282	17,233	573	3.4%
Other, net	7,547	7,753	7,788	7,268	6,984	(564)	-7.5%
Operating revenues	151,805	162,730	164,014	164,490	168,396	16,592	10.9%
Benefits and expenses:
Benefits and claims	57,509	59,984	60,733	61,120	65,547	8,038	14.0%
Amortization of DAC	23,933	22,547	27,645	30,147	27,865	3,931	16.4%
Insurance commissions	3,577	2,314	2,168	1,539	1,199	(2,378)	-66.5%
Insurance expenses	19,717	21,782	20,532	23,125	23,755	4,038	20.5%
Interest expense	2,785	4,380	4,357	4,313	4,252	1,467	52.7%
Operating benefits and expenses	107,521	111,008	115,435	120,244	122,618	15,097	14.0%
Operating income before income taxes	$44,283	$51,722	$48,579	$44,246	$45,779	$1,495	3.4%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$79,146	$88,860	$94,133	$99,458	$106,077	$26,931	34.0%
Ceded premiums	(13,012)	(14,450)	(13,333)	(14,041)	(18,577)	(5,565)	-42.8%
Net premiums	66,134	74,410	80,800	85,417	87,501	21,366	32.3%
Allocated net investment income	1,302	2,431	2,997	3,387	3,513	2,211	nm
Other, net	7,501	7,671	7,778	7,243	6,957	(544)	-7.3%
Operating revenues	74,938	84,512	91,575	96,047	97,971	23,033	30.7%
Benefits and expenses:
Benefits and claims	25,056	26,667	31,057	32,460	32,124	7,069	28.2%
Amortization of DAC	14,674	12,117	17,199	20,033	17,759	3,085	21.0%
Insurance commissions	3,364	1,965	1,806	1,177	829	(2,536)	-75.4%
Insurance expenses	28,133	29,911	29,043	31,271	31,523	3,390	12.0%
Interest expense	—	266	303	334	361	361	nm
Operating benefits and expenses	71,227	70,927	79,407	85,275	82,596	11,369	16.0%
Operating income before income taxes	$3,711	$13,585	$12,167	$10,772	$15,375	$11,664	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$463,011	$461,470	$454,936	$452,267	$445,957	$(17,054)	-3.7%
Ceded premiums	(401,548)	(397,588)	(397,907)	(397,745)	(389,277)	12,270	3.1%
Net premiums	61,464	63,882	57,029	54,522	56,679	(4,784)	-7.8%
Allocated net investment income	15,357	14,255	15,400	13,895	13,720	(1,638)	-10.7%
Other, net	46	82	10	25	27	(19)	-42.1%
Operating revenues	76,867	78,218	72,439	68,443	70,426	(6,441)	-8.4%
Benefits and expenses:
Benefits and claims	32,453	33,317	29,676	28,660	33,422	969	3.0%
Amortization of DAC	9,259	10,430	10,446	10,114	10,105	846	9.1%
Insurance commissions	213	349	362	362	371	158	74.2%
Insurance expenses	9,162	9,164	8,557	8,682	9,128	(34)	-0.4%
Insurance expense allowance	(17,579)	(17,293)	(17,068)	(16,827)	(16,896)	683	3.9%
Interest expense	2,785	4,114	4,054	3,979	3,892	1,106	39.7%
Operating benefits and expenses	36,294	40,082	36,028	34,969	40,022	3,728	10.3%
Operating income before income taxes	$40,573	$38,137	$36,411	$33,474	$30,404	$(10,169)	-25.1%

(1)	Represents results associated with business written subsequent to the 2010 Citi reinsurance transactions.
(2)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

9 of 15

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	91,176	89,651	90,868	91,506	92,373	1,197	1.3%
New life-licensed representatives	7,650	9,786	8,613	8,376	7,165	(485)	-6.3%
Non-renewal and terminated representatives	(9,175)	(8,569)	(7,975)	(7,509)	(8,621)	554	6.0%
Life-insurance licensed sales force, end of period	(6) 89,651	90,868	91,506	92,373	90,917	1,266	1.4%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$44.7	$47.8	$41.8	$41.7	$40.2	$(4.5)	-10.1%
Additions and increases in premium	10.7	11.4	11.6	11.8	11.4	0.7	6.4%
Total estimated annualized issued term life premium	$55.4	$59.2	$53.4	$53.5	$51.6	$(3.8)	-6.9%

Issued term life policies	56,145	60,583	53,506	52,324	50,356	(5,789)	-10.3%
Estimated average annualized issued term life premium per policy (1)(2)	$797	$790	$782	$796	$799	$2	0.2%

Term life face amount in-force, beginning of period ($mills)	$664,955	$664,423	$668,024	$669,132	$670,412	$5,457	0.8%
Issued term life face amount (3)	16,983	18,307	16,345	16,418	15,709	(1,274)	-7.5%
Terminated term life face amount	(16,307)	(14,322)	(15,566)	(15,398)	(14,917)	1,390	8.5%
Foreign currency impact, net	(1,208)	(384)	329	260	(790)	418	nm
Term life face amount in-force, end of period	$664,423	$668,024	$669,132	$670,412	$670,414	$5,991	0.9%

New Term Life Insurance - Financial Analysis

Direct premium	$79,146	$88,860	$94,133	$99,458	$106,077	26,931	34.0%

New term life operating income before income taxes	$3,711	$13,585	$12,167	$10,772	$15,375	11,664	nm
% of direct premium	4.7%	15.3%	12.9%	10.8%	14.5%	nm	nm

Benefits & expenses, net (4)	$56,105	$55,199	$63,395	$67,710	$69,289	13,184	23.5%
% of direct premium	70.9%	62.1%	67.3%	68.1%	65.3%	nm	nm

Insurance expenses, net (5)	$20,632	$22,240	$21,265	$24,028	$24,566	3,934	19.1%
% of direct premium	26.1%	25.0%	22.6%	24.2%	23.2%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	$463,011	$461,470	$454,936	$452,267	$445,957	(17,054)	-3.7%

Legacy term life operating income before income taxes	$40,573	$38,137	$36,411	$33,474	$30,404	(10,169)	-25.1%
% of direct premium	8.8%	8.3%	8.0%	7.4%	6.8%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions  and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues
(6)	Reflects a change in methodology for terminating representatives that was implemented in the fourth quarter of 2011.

10 of 15

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)						YOY Q1
Investment & Savings Products Operating Income Before Income Taxes	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$44,467	$47,269	$43,120	$50,142	$49,433	$4,966	11.2%
Asset-based	43,722	43,751	45,627	46,626	47,428	3,706	8.5%
Account-based	9,373	9,494	9,826	9,817	9,454	81	0.9%
Other, net	2,572	2,454	2,590	3,117	2,407	(165)	-6.4%
Operating revenues	100,133	102,967	101,163	109,701	108,721	8,588	8.6%
Benefits and expenses:
Amortization of DAC	3,223	2,881	1,411	3,442	2,892	(331)	-10.3%
Insurance commissions	2,149	2,252	2,323	2,347	2,274	125	5.8%
Sales commissions:
Sales-based	31,600	33,285	30,521	34,508	35,403	3,803	12.0%
Asset-based	14,745	15,031	15,557	16,157	16,637	1,892	12.8%
Other operating expenses	19,547	20,074	19,744	22,052	25,144	5,597	28.6%
Operating benefits and expenses	71,264	73,523	69,556	78,506	82,350	11,086	15.6%
Operating income before income taxes	$28,869	$29,444	$31,608	$31,194	$26,371	$(2,498)	-8.7%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$611.9	$589.6	$545.7	$598.5	$711.9	$100.0	16.3%
Fixed Indexed Annuities	25.3	103.1	113.0	154.9	92.9	67.6	nm
Variable Annuities and other	403.6	397.3	332.2	372.5	388.1	(15.5)	-3.8%
Total sales-based revenue generating product sales	1,040.8	1,090.0	990.9	1,126.0	1,193.0	152.2	14.6%
Managed Mutual Funds	23.1	39.6	37.3	35.8	56.7	33.5	145.0%
Segregated Funds	123.7	64.3	63.5	77.3	115.6	(8.1)	-6.6%
Total product sales	$1,187.7	$1,193.9	$1,091.7	$1,239.0	$1,365.3	$177.6	15.0%

Client asset values, beginning of period ($mills)	$33,664	$36,279	$35,286	$36,903	$37,386	$3,723	11.1%
Inflows	1,188	1,194	1,092	1,239	1,365	178	15.0%
Outflows (1)	(1,233)	(1,144)	(1,014)	(1,052)	(1,305)	(72)	-5.8%
Net flows	(45)	50	78	187	60	106	nm
Change in market value, net and other (2)	2,660	(1,043)	1,540	296	2,406	(254)	nm
Client asset values, end of period	$36,279	$35,286	$36,903	$37,386	$39,853	$3,574	9.9%

Average client asset values ($mills)
Retail Mutual Funds	$23,694	$23,724	$23,750	$24,198	$25,170	$1,476	6.2%
Managed Mutual Funds	212	326	425	528	652	440	nm
Fixed Indexed Annuities	10	75	185	317	441	431	nm
Variable Annuities and other	8,707	8,897	9,061	9,344	9,869	1,163	13.4%
Segregated Funds	2,499	2,527	2,542	2,596	2,624	125	5.0%
Total	$35,122	$35,550	$35,962	$36,983	$38,756	$3,635	10.3%

Average number of fee-generating accounts (thous) (3)	2,584	2,583	2,552	2,547	2,536	(49)	-1.9%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.24%	1.28%	1.27%	1.39%	1.18%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.07%	0.07%	0.07%	nm	nm

Account-based revenue per average fee generating account (6)	$3.63	$3.67	$3.85	$3.85	$3.73	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 15

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2013
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$202,512	$202,512	$-	9.7%	10.6%

Fixed Income:
Treasury	30,409	27,966	2,442	1.5%	1.5%	3.01%	AAA
Government	131,456	115,341	16,115	6.3%	6.0%	4.48%	AA
Tax-Exempt Municipal	7,449	7,205	245	0.4%	0.4%	3.19%	AA
Corporate	1,240,350	1,121,672	118,678	59.3%	58.6%	5.50%	BBB+
Mortgage-Backed	165,643	151,081	14,562	7.9%	7.9%	5.54%	AAA
Asset-Backed	38,635	39,092	(458)	1.8%	2.0%	1.11%	AA+
CMBS	99,518	92,742	6,776	4.8%	4.8%	4.72%	AAA
Private	122,474	114,347	8,127	5.9%	6.0%	5.68%	BBB
Redeemable Preferred	1,886	2,669	(783)	0.1%	0.1%	30.09%	BBB+
Convertible	9,526	9,001	524	0.5%	0.5%	3.28%	A
Total Fixed Income	1,847,346	1,681,117	166,229	88.4%	87.8%	5.28%	A

Equities:
Perpetual Preferred	6,356	5,585	771	0.3%	0.3%
Common Stock	14,015	9,769	4,247	0.7%	0.5%
Mutual Fund	8,530	4,337	4,194	0.4%	0.2%
Other	11,375	11,375	-	0.5%	0.6%
Total Equities	40,277	31,066	9,211	1.9%	1.6%

Total Invested Assets	$2,090,135	$1,914,695	$175,440	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$137,833	$121,351	$16,482	11.1%	10.8%
Reits	120,178	109,540	10,638	9.7%	9.8%
Electric	116,680	100,667	16,013	9.4%	9.0%
Banking	112,716	104,674	8,042	9.1%	9.3%
Basic Industry	109,583	100,395	9,188	8.8%	9.0%
Insurance	92,995	83,804	9,192	7.5%	7.5%
Energy	86,226	76,675	9,551	7.0%	6.8%
Capital Goods	85,031	77,351	7,680	6.9%	6.9%
Technology	72,812	68,441	4,372	5.9%	6.1%
Communications	68,507	61,834	6,673	5.5%	5.5%
Natural Gas	65,048	58,140	6,908	5.2%	5.2%
Consumer Cyclical	56,388	51,935	4,452	4.5%	4.6%
Industrial Other	30,962	29,013	1,949	2.5%	2.6%
Finance Companies	26,055	23,410	2,645	2.1%	2.1%
Transportation	22,617	20,324	2,294	1.8%	1.8%
Brokerage	19,488	17,613	1,876	1.6%	1.6%
Financial Other	12,200	11,507	692	1.0%	1.0%
Utility Other	5,031	4,999	31	0.4%	0.4%
Total Corporate portfolio	$1,240,350	$1,121,672	$118,678	100.0%	100.0%
	Error	Error
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$224,652	$218,241	$6,411	12.2%	13.0%	5.89%
1-2 Yrs.	233,601	220,271	13,331	12.6%	13.1%	5.12%
2-5 Yrs.	596,958	544,366	52,592	32.3%	32.4%	4.99%
5-10 Yrs.	742,638	656,174	86,464	40.2%	39.0%	5.37%
> 10 Yrs.	49,497	42,065	7,431	2.7%	2.5%	5.26%
Total Fixed Income	$1,847,346	$1,681,117	$166,229	100.0%	100.0%	5.28%

Duration
Fixed Income portfolio duration	3.9	years

12 of 15

Investment Portfolio - Quality Ratings As of March 31, 2013	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$297,215	17.7%
AA	129,270	7.7%
A	396,816	23.6%
BBB	768,497	45.7%
Below Investment Grade	88,890	5.3%
NA	430	0.0%
Total Fixed Income	$1,681,117	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$313	0.0%	AAA	$172	0.2%
AA	66,775	6.0%	AA	6,350	5.6%
A	326,910	29.1%	A	14,222	12.4%
BBB	653,358	58.2%	BBB	86,470	75.6%
Below Investment Grade	73,959	6.6%	Below Investment Grade	7,131	6.2%
NA	358	0.0%	NA	-	—
Total Corporate	$1,121,672	100.0%	Total Private	$114,347	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$78,620	84.8%	AAA	$136,856	90.6%
AA	4,954	5.3%	AA	156	0.1%
A	2,576	2.8%	A	6,794	4.5%
BBB	5,001	5.4%	BBB	2,416	1.6%
Below Investment Grade	1,589	1.7%	Below Investment Grade	4,859	3.2%
NA	2	0.0%	NA	-	—
Total CMBS	$92,742	100.0%	Total Mortgage-Backed	$151,081	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$28,784	73.6%	AAA	$51,852	36.2%
AA	581	1.5%	AA	45,071	31.5%
A	3,377	8.6%	A	35,770	25.0%
BBB	5,000	12.8%	BBB	10,614	7.4%
Below Investment Grade	1,351	3.5%	Below Investment Grade	-	—
NA	-	—	NA	-	—
Total Asset-Backed	$39,092	100.0%	Total Treasury & Government	$143,307	100.0%

NAIC Designations

1	$686,442	45.5%
2	741,113	49.2%
3	57,204	3.8%
4	13,039	0.9%
5	7,103	0.5%
6	2,281	0.2%
U.S. Insurer Fixed Income (2)	1,507,182	100.0%
Other (3)	205,000
Cash and cash equivalents	202,512
Total Invested Assets	$1,914,695

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 15

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

						YOY Q1
	Q1	Q2	Q3	Q4	Q1	$	%
(Dollars in thousands)	2012	2012	2012	2012	2013	Change	Change
Net Investment Income by Source
Bonds & notes	$25,762	$23,797	$26,601	$24,360	$23,210	$(2,552)	-9.90%
Preferred and common stocks	223	244	245	339	272	49	22.00%
Deposit asset underlying 10% reinsurance treaty	1,030	574	986	315	563	(467)	-45.30%
Policy loans and other invested assets	350	261	315	325	320	(30)	-8.60%
Cash & cash equivalents	135	111	101	106	88	(47)	-34.80%
Total investment income	27,500	24,987	28,248	25,445	24,453	(3,047)	-11.10%
Investment expenses	1,403	1,382	1,367	1,224	1,237	(166)	-11.80%
Net investment income	$26,097	$23,605	$26,881	$24,221	$23,216	$(2,881)	-11.00%
Fixed income book yield, end of period	5.46%	5.48%	5.30%	5.32%	5.28%	—
New money yield	2.69%	3.46%	2.64%	2.94%	2.75%	—

						YOY Q1
	Q1	Q2	Q3	Q4	Q1	% Pt
	2012	2012	2012	2012	2013	Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	23.10%	21.20%	19.80%	18.40%	17.70%	-5.40%
AA	8.50%	7.60%	8.30%	7.70%	7.70%	-0.80%
A	23.30%	23.40%	23.70%	23.40%	23.60%	0.40%
BBB	38.80%	41.30%	42.80%	45.20%	45.70%	6.90%
Below Investment Grade	6.30%	6.40%	5.20%	5.10%	5.30%	-1.00%
NA	0.10%	0.10%	0.20%	0.10%	0.00%	0.00%
Total Fixed Income	100.00%	100.00%	100.00%	100.00%	100.00%	nm

Average rating by amortized cost	A	A	A	A	A	na

		As of March 31, 2013				As of March 31, 2013			As of March 31, 2013
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$32,771	$30,617	AAA	United Kingdom	$71,622	$66,414	AAA	$750	$749
2	General Electric Co	26,880	22,882	A	Canada	49,063	44,795	AA	8,863	8,002
3	International Business Machines	13,608	12,582	AA-	Australia	42,284	37,787	A	15,609	14,238
4	Bank of America Corp	12,063	11,131	BBB	France	25,976	24,653	BBB	11,992	10,614
5	Province of Ontario Canada	11,732	9,661	AA-	Brazil	20,036	18,063	Below Investment Grade	—	—
6	Iberdrola SA	10,514	9,451	BBB+	Germany	18,011	16,745	NA	—	—
7	National Rural Utilities Cooperative	10,442	7,189	A+	Netherlands	16,149	13,512	Total	$37,214	$33,604
8	Prologis Inc	10,364	9,415	BBB-	Ireland	14,514	12,744
9	Verizon Communications Inc	9,339	8,537	A-	Korea Republic Of	13,617	12,537
10	Province of Quebec Canada	8,808	7,270	A+	Spain	12,697	12,620	Non-Government Investments (1)
11	ArcelorMittal	8,271	7,030	BB+	Italy	12,257	11,716
12	Phillips 66	8,073	6,963	BBB	Switzerland	9,421	7,835	AAA	$—	$—
13	Vale SA	7,954	7,098	BBB	Mexico	8,894	8,211	AA	26,030	23,159
14	Washington Real Estate Investments	7,891	7,315	BBB	Luxembourg	8,452	7,197	A	111,686	101,850
15	Altria Group Inc	7,804	5,919	BBB	Hong Kong	7,753	6,975	BBB	191,884	177,796
16	Prudential Financial Inc	7,704	6,813	BBB	Emerging Markets (2)	13,940	13,178	Below Investment Grade	21,202	20,089
17	Tesco PLC	7,474	6,324	BBB+	All Other	46,877	43,213	NA	3,546	1,698
18	Roche Holding AG	7,462	5,938	A+	Total	$391,562	$358,195	Total	$354,348	$324,591
19	TransCanada Corp	7,455	6,864	BBB+
20	Enel SpA	7,427	6,978	BBB
21	Liberty Property Trust	7,143	6,721	BBB
22	Republic of Korea	7,074	6,372	A
23	MetLife Inc	7,052	6,661	A
24	Duke Realty Corp	6,822	6,251	BBB-
25	Goldman Sachs Group Inc/The	6,556	5,869	A-
	Total	$258,681	$227,850

	% of total fixed income portfolio	12.4%	11.9%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

14 of 15

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2008	2009	2010	2011	2012	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013

Recruits	235,125	221,920	231,390	244,756	191,752	58,551	48,976	47,639	36,586	46,348

Life-insurance licensed sales force, beginning of period	97,125	100,651	99,785	94,850	91,176	91,176	89,651	90,868	91,506	92,373
New life-licensed representatives	39,383	37,629	34,488	33,711	34,425	7,650	9,786	8,613	8,376	7,165
Non-renewal and terminated representatives	(35,857)	(38,495)	(39,423)	(37,385)	(33,228)	(9,175)	(8,569)	(7,975)	(7,509)	(8,621)
Life-insurance licensed sales force, end of period	100,651	99,785	94,850	91,176	92,373	89,651	90,868	91,506	92,373	90,917

Issued term life policies	241,173	233,837	223,514	237,535	222,558	56,145	60,583	53,506	52,324	50,356

Issued term life face amount	$87,279	$80,497	$74,401	$73,146	$68,053	$16,983	$18,307	$16,345	$16,418	$15,709

Term life face amount in force, beginning of period	$632,086	$633,467	$650,195	$656,791	$664,955	$664,955	$664,423	$668,024	$669,132	$670,412
Issued term life face amount	87,279	80,497	74,401	73,146	68,053	16,983	18,307	16,345	16,418	15,709
Terminated term life face amount	(72,008)	(74,642)	(70,964)	(66,951)	(61,593)	(16,307)	(14,322)	(15,566)	(15,398)	(14,917)
Foreign currency impact, net	(13,891)	10,873	3,158	1,970	(1,003)	(1,208)	(384)	329	260	(790)
Term life face amount in force, end of period	$633,467	$650,195	$656,791	$664,955	$670,412	$664,423	$668,024	$669,132	$670,412	$670,414

Estimated annualized issued term life premium
Premium from new policies	$205.0	$193.7	$180.8	$187.6	$176.1	$44.7	$47.8	$41.8	$41.7	$40.2
Additions and increases in premium	43.0	42.6	44.6	44.9	45.5	10.7	11.4	11.6	11.8	11.4
Total estimated annualized issued term life premium	$248.0	$236.3	$225.4	$232.5	$221.5	$55.4	$59.2	$53.4	$53.5	$51.6

Investment & Savings product sales	$4,458.4	$3,006.6	$3,623.6	$4,265.1	$4,712.2	$1,187.7	$1,193.9	$1,091.7	$1,239.0	$1,365.3

Investment & Savings average client asset values	$32,763	$26,845	$31,908	$34,870	$35,904	$35,122	$35,550	$35,962	$36,983	$38,756

15 of 15